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                                 Exhibit 10(o)


Amendment Agreement between the Company, Society National Bank, First National Bank of Ohio and Union Bank of Switzerland dated as of May 31, 1994.

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                             AMENDMENT AGREEMENT
                             -------------------

Amendment Agreement made as of the 31st day of May, 1994, by and among A. SCHULMAN, INC., a Delaware corporation ("Borrower") and SOCIETY NATIONAL BANK, FIRST NATIONAL BANK OF OHIO and UNION BANK OF SWITZERLAND ("Banks") and SOCIETY NATIONAL BANK, as Agent for the Banks:

WHEREAS, Borrower, the Agent and the Banks are parties to a certain credit agreement dated as of June 30, 1993, which provides, among other things, for revolving credits and terms loans aggregating the maximum principal amount of Forty Million Dollars ($40,000,000) until May 31, 1996, all upon certain terms and conditions (the "credit agreement");

WHEREAS, Borrower, the Agent and the Banks desire to amend the credit agreement by extending the term of the revolving credit and by making certain other amendments thereto;

WHEREAS, each term used herein shall be defined in accordance with the credit agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable considerations, Borrower, the Agent and the Banks agree as follows:

        1. The credit agreement is hereby amended by deleting the date "May 31, 1996" from the definition of "Commitment Period" in Article I and substituting the date "May 31, 1997" in place thereof.

        2. The credit agreement is hereby amended by deleting the date "May 31, 1996" from the first paragraph of Section 2.1A, subparts (i), (ii) and
(iii), and substituting the date "May 31, 1997" in place thereof.

        3. The credit agreement is hereby amended by deleting the date "May 31, 1996" from the third paragraph of Section 2.1A, line 15, and substituting the date "May 31, 1997" in place thereof.

        4. The credit agreement is hereby amended by deleting the date "May 31, 1996" from Section 2.1B, line 3, and substituting the date "May 31, 1997" in place thereof.

        5. The credit agreement is hereby amended by deleting the date "May 31, 2000" from Section 2.1B, the first full paragraph, page 13, and substituting the date "May 31, 2001" in place thereof.

        6. The credit agreement is hereby amended by deleting the date "May 31, 1996" from Section 2.5, line 7, and substituting the date "May 31, 1997" in place thereof.

        7. The credit agreement is hereby amended by deleting Exhibit A and substituting in place thereof, new Exhibit A in the form of Exhibit A attached hereto.

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        8.      Concurrently with the execution of this Amendment Agreement,
Borrower shall execute and deliver to each Bank a Revolving Credit Note dated as of June 30, 1993, and being in the form and substance of Exhibit A attached hereto with the blanks appropriately filled. After receipt of such new Revolving Credit Note, each Bank will mark the Revolving Credit Note being replaced thereby, "Replaced" and return the same to Borrower.

        9. Borrower hereby represents and warrants to the Banks that (a) Borrower has the legal power and authority to execute and deliver this Amendment Agreement; (b) the officials executing this Amendment Agreement have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; and (d) this Amendment Agreement constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

        10. No Possible Default exists under the credit agreement, nor will any occur immediately after the execution and delivery of this Amendment Agreement by the performance or observance of any provision hereof.

        11. Each reference to the credit agreement that is made in the credit agreement or any other writing shall hereafter be construed as a reference to the credit agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the credit agreement shall remain in full force and effect and be unaffected hereby.

        12. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio.

A. SCHULMAN, INC.                       FIRST NATIONAL BANK OF OHIO

By: /s/ R. A. Stefanko                  By: /s/ Jerry T. Belknap
   -----------------------                 --------------------------
Its: Executive Vice President           Its: Vice President
    ----------------------                  -------------------------

SOCIETY NATIONAL BANK,                  UNION BANK OF SWITZERLAND
individually and as Agent

By: /s/ Lamar C. Ratcliffe, Jr.         By: /s/ Steven M. Dadmun
   -----------------------                 --------------------------
Title: Vice President                   Its: Vice President
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                                        By: /s/ Curtis Flammini
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                                        Its: Assistant Vice President
                                            -------------------------


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